UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2008

ML APM GLOBAL COMMODITY FUTURESACCESS LLC
(Exact name of each Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-52384 (Commission File Number)	20-5269618 (IRS Employer ID Number)

c/o Merrill Lynch Alternative Investments LLC
2 World Financial Center, 7th Floor
New York, NY 10281
(Address of principal executive offices) (Zip Code)
(212) 236-1974
(Registrant’s telephone number, including area code)
Hopewell Corporate Campus
1200 Merrill Lynch Drive – 1B
Pennington, New Jersey  08534
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Merrill Lynch Alternative Investments LLC (“MLAI”) is the manager (the “Manager”) of ML APM Global Commodity FuturesAccess LLC (the “registrant”).

(b)           Effective as of August 1, 2008, Shawn T. Wells resigned as a Vice President of the Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML APM GLOBAL COMMODITY FUTURESACCESS LLC

By:	Merrill Lynch Alternative Investments LLC Its: Manager

By:	/s/ Barbra Kocsis
Name: Barbra Kocsis
Title: Chief Financial Officer

Date:  August 6, 2008